SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  April 27, 1995



                                MEDALIST INDUSTRIES, INC.
                 (Exact name of Registrant as specified in its charter)



         Wisconsin                      1-6322                 39-0873294
         _________                      ______                 __________
(State or other jurisdiction       (Commission File        (I.R.S. Employer
      of incorporation)                 Number)            Identification No.)



                                 10850 West Park Place
                                        Suite 150
                              Milwaukee, Wisconsin  53224
                              ___________________________
                  (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:  (414) 359-3000



          _____________________________________________________________
          (Former name or former address, if changed since last report)














ITEM 5  Other Events.

     Medalist Industries, Inc. announced on April 27, 1995 that James S. Dahlke has joined the Company as President and Chief Executive Officer. He will assume this responsibility effective May 15, 1995 reporting to the Medalist Board of Directors.

     Mr. Dahlke comes to Medalist from United Dominion Industries, Ltd., where he has been President of its Waukesha Fluid Handling subsidiary since 1988. While President, he combined four operating companies into one functional unit and consolidated pump manufacturing in a new expanded operation in Delevan, Wisconsin. Prior to that he was Director of Sales for Waukesha Pumps Division of Waukesha Foundry, Inc. where he was responsible for developing their worldwide distributor organization.

     In a non-related matter, Medalist announced the resignation of Mr. Bruce Woodward, President of its Industrial Fastener Division, to join Simon North American Fire as President of its Simon Ladder Towers Division.



ITEM 7  Financial Statements and Exhibits.

   (c)  Exhibits

  99.1  Press Release dated April 27, 1995.

































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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MEDALIST INDUSTRIES, INC.
                                         (Registrant)




                                         By:     /s/  William C. O'Loughlin
                                              ________________________________
                                              William C. O'Loughlin, Secretary

Date:  April 27, 1995






































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                           MEDALIST INDUSTRIES, INC.

                                EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                             Dated April 27, 1995



                                       Incorporated                 Sequential
Exhibit                                herein by        Filed           page
number       Description               reference to     herewith         no.
______       ___________               ____________     _________      ______


Item 7    Financial Statements
          and Exhibits

   (c)    Exhibits

  99.1    Press Release dated
          April 27, 1995





































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FOR IMMEDIATE RELEASE
April 27, 1995


For further information, contact:
John T. Paprocki
414-359-3000







MEDALIST ANNOUNCES NEW CEO


     Milwaukee, Wisconsin (April 27, 1995) - Medalist Industries, Inc. (NASDAQ/NNM:MDIN) announced today that James S. Dahlke has joined the Company as President and Chief Executive Officer. He will assume this responsibility effective May 15, 1995 reporting to the Medalist Board of Directors.

     Mr. Dahlke comes to Medalist from United Dominion Industries, Ltd., where he has been President of its Waukesha Fluid Handling subsidiary since 1988. While President, he combined four operating companies into one functional unit and consolidated pump manufacturing in a new expanded operation in Delevan, Wisconsin. Prior to that he was Director of Sales for Waukesha Pumps Division of Waukesha Foundry, Inc. where he was responsible for developing their worldwide distributor organization.

     Mr. Dahlke is a graduate of the University of Wisconsin - Oshkosh. His wife is a graduate of the University of Wisconsin and is a practicing psychologist. The Dahlke's reside in Waukesha, Wisconsin with their two daughters.

     In a non-related matter, Medalist announced the resignation of Mr. Bruce Woodward, President of its Industrial Fastener Division, to join Simon North American Fire as President of its Simon Ladder Towers Division.






     Medalist Industries, Inc. designs, manufactures, and distributes industrial fasteners and related hardware, and also provides quality assured, just-in-time inventory management systems to other manufacturers. Medalist shares trade over-the-counter on the Nasdaq National Market System under the symbol MDIN.











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